SUB-ITEM 77 Q(1) (a):
EXHIBITS

AMENDMENT #9
TO THE BY-LAWS
OF
FEDERATED TOTAL
RETURN GOVERNMENT
BOND FUND
Effective June 1, 2013

	Strike Section 5.
Powers of Executive
Committee from ARTICLE III
- POWERS AND DUTIES OF
THE EXECUTIVE AND
OTHER COMMITTEES and
replace with the following:

	Section 5.  Powers of
Executive Committee.  During
the intervals between the
Meetings of the Trustees, the
Executive Committee, except
as limited by the By-Laws of
the Trust or by specific
directions of the Trustees,
shall possess and may exercise
all the powers of the Trustees
in the management and
direction of the business and
conduct of the affairs of the
Trust in such manner as the
Executive Committee shall
deem to be in the best interests
of the Trust, and shall have
power to authorize the Seal of
the Trust (if there is one) to be
affixed to all instruments and
documents requiring the same.
Notwithstanding the
foregoing, the Executive
Committee shall not have the
power to elect or remove
Trustees, increase or decrease
the number of Trustees, elect
or remove any Officer, issue
shares or recommend to
shareholders any action
requiring shareholder
approval.

	Insert the following
into ARTICLE VIII,
AGREEMENTS, CHECKS,
DRAFTS,
ENDORSEMENTS, ETC. and
renumber the remaining
sections accordingly:
	Section 2.  Delegation
of Authority Relating to
Dividends.  The Trustees or
the Executive Committee may
delegate to any Officer or
Agent of the Trust the ability
to authorize the payment of
dividends and the ability to fix
the amount and other terms of
a dividend regardless of
whether or not such dividend
has previously been authorized
by the Trustees.

	The title of ARTICLE
VIII is deleted and replaced as
follows:  ?AGREEMENTS,
CERTAIN DELEGATION,
CHECKS, DRAFTS,
ENDORSEMENTS, ETC.?


SUB-ITEM 77 Q(1) (g):
EXHIBITS

FORM OF AGREEMENT
AND PLAN OF
REORGANIZATION
(?C? REORGANIZATION)
THIS AGREEMENT AND
PLAN OF
REORGANIZATION (the
?Agreement?) is made as of
this 2nd day of June 2014, by
and between Federated Total
Return Government Bond
Fund, a Massachusetts
business trust, with its
principal place of business at
4000 Ericsson Drive,
Warrendale, PA 15086-7561
(the ?Acquiring Fund?), and
Federated Intermediate
Government Fund, Inc., a
Maryland corporation, with its
principal place of business at
4000 Ericsson Drive,
Warrendale, PA 15086-7561
(?Acquired Fund? and,
collectively with the
Acquiring Fund, the ?Funds?).
This Agreement is intended to
be, and is adopted as, a plan of
reorganization within the
meaning of Section 368(a) of
the United States Internal
Revenue Code of 1986, as
amended (the ?Code?) and the
Treasury Regulations
promulgated thereunder. The
reorganization will consist of:
(i) the transfer of all or
substantially all of the assets
of the Acquired Fund (which
offers Institutional Shares and
Service Shares) (the
?Acquired Fund Shares?) in
exchange solely for shares
(Institutional Shares and
Service Shares, respectively),
no par value per share, of the
Acquiring Fund (?Acquiring
Fund Shares?); (ii) the
distribution of the Acquiring
Fund Shares (Institutional
Shares and Service Shares) to
the holders of the outstanding
shares of the Acquired Fund
(Institutional Shares and
Service Shares, respectively);
and (iii) the liquidation and
dissolution of the Acquired
Fund as provided herein, all
upon the terms and conditions
set forth in this Agreement
(the ?Reorganization?).
WHEREAS, the Acquiring
Fund and Acquired Fund are
open-end, registered
management investment
companies, and the Acquired
Fund owns securities that
generally are assets of the
character in which the
Acquiring Fund is permitted to
invest;
WHEREAS, the Acquiring
Fund and Acquired Fund are
authorized to issue their shares
of stock and beneficial
interests, respectively.
WHEREAS, the Trustees of
the Acquired Fund have
determined that the
Reorganization, with respect
to the Acquiring Fund, is in
the best interests of the
Acquiring Fund and that the
interests of the existing
shareholders of the Acquiring
Fund will not be diluted as a
result of the Reorganization;
WHEREAS, the Directors of
the Acquiring Fund have
determined that the
Reorganization, with respect
to the Acquired Fund, is in the
best interests of the Acquired
Fund and that the interests of
the existing shareholders of
the Acquired Fund will not be
diluted as a result of the
Reorganization;
NOW, THEREFORE, in
consideration of the premises
and of the covenants and
agreements hereinafter set
forth, the parties hereto
covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF
THE ACQUIRED FUND IN
EXCHANGE FOR
ACQUIRING FUND
SHARES AND
LIQUIDATION AND
DISSOLUTION OF THE
ACQUIRED FUND
1.1 THE EXCHANGE.
Subject to the terms and
conditions contained herein
and on the basis of the
representations and warranties
contained herein, the Acquired
Fund agrees to transfer all or
substantially all of its assets,
as set forth in paragraph 1.2,
to the Acquiring Fund. In
exchange, the Acquiring Fund
agrees to deliver to the
Acquired Fund the number of
full and fractional shares of
each class of Acquiring Fund
Shares determined by
multiplying (a) the outstanding
shares of each class of the
Acquired Fund Shares by (b)
the ratio computed by dividing
(x) the net asset value per
share of such class of the
Acquired Fund Shares by (y)
the net asset value per share of
the corresponding class of
Acquiring Fund Shares
computed in the manner and
as of the time and date set
forth in paragraph 2.2. Holders
of the Acquired Fund Shares
will receive the corresponding
class of Acquiring Fund
Shares in exchange for their
Acquired Fund Shares. Such
transactions shall take place at
the closing on the Closing
Date provided for in paragraph
3.1.
1.2 ASSETS TO BE
ACQUIRED. The assets of the
Acquired Fund to be acquired
by the Acquiring Fund shall
consist of property having a
value equal to the total net
assets of the Acquired Fund,
including, without limitation,
cash, securities, commodities,
interests in futures and
dividends or interest
receivable, owned by the
Acquired Fund. The assets to
be acquired by the Acquiring
Fund shall not include any
deferred or prepaid expenses
shown as an asset on the
books of the Acquired Fund
on the Closing Date, to the
extent that they do not have
continuing value to the
Acquiring Fund.
The Acquired Fund has
provided the Acquiring Fund
with its most recent audited
financial statements, which
contain a list of all of the
Acquired Fund's assets as of
the date of such statements.
The Acquired Fund hereby
represents that as of the date
of the execution of this
Agreement, there have been
no changes in its financial
position as reflected in such
financial statements other than
those occurring in the ordinary
course of business in
connection with the purchase
and sale of securities, the
issuance and redemption of
Acquired Fund Shares and the
payment of normal operating
expenses, dividends and
capital gains distributions.
The Reorganization is to occur
on the Closing Date, which is
expected to be on or after June
2, 2014. On the Closing Date,
substantially all of the assets
of the Acquired Fund (except
for deferred or prepaid
expenses, and amounts
reserved for payment of
Acquired Fund liabilities and
any additional cash received
by the Acquired Fund after the
Closing Date in excess of
accrued Fund liabilities
recorded on the Acquired
Fund's books on or before the
Closing Date that is retained
by the Acquired Fund's
adviser) will be transferred to
the Acquiring Fund. In
exchange for the transfer of
these assets, the Acquiring
Fund will simultaneously issue
to the Acquired Fund a
number of full and fractional
Institutional and Service
Shares as applicable of the
Acquiring Fund equal in value
to the aggregate NAV of the
Institutional and Service
Shares of the Acquired Fund,
as applicable, calculated as of
4:00 p.m., Eastern time, on the
Closing Date.
The Acquired Fund to satisfy
its liabilities prior to the
Closing Date. Accordingly,
the Acquired Fund may set
aside cash to satisfy its
liabilities, which (along with
deferred or prepaid expenses)
would not be transferred to the
Acquired Fund. Following the
Closing Date, if additional
cash in excess of accrued
expenses recorded on the
Acquired Fund's books on or
before the Closing Date are
received by or returned to the
Acquired Fund, the Acquired
Fund's Adviser and its
affiliates may retain such
excess funds; any amounts
received or returned that are
not rained by the Acquired
Fund's Adviser would be
remitted to the Acquiring
Fund.
1.3 LIABILITIES TO BE
DISCHARGED. The
Acquired Fund will discharge
all of its liabilities and
obligations prior to the
Closing Date.
1.4 LIQUIDATION AND
DISTRIBUTION. On or as
soon after the Closing Date as
is conveniently practicable: (a)
the Acquired Fund will
distribute in complete
liquidation of the Acquired
Fund, pro rata to its
shareholders of record,
determined as of the close of
business on the Closing Date
(the ?Acquired Fund
Shareholders?), all of the
Acquiring Fund Shares
received by the Acquired Fund
pursuant to paragraph 1.1; and
(b) the Acquired Fund will
thereupon proceed to dissolve
and terminate as set forth in
paragraph 1.8 below. Such
distribution will be
accomplished by the transfer
of Acquiring Fund Shares
credited to the account of the
Acquired Fund on the books
of the Acquiring Fund to open
accounts on the share records
of the Acquiring Fund in the
name of the Acquired Fund
Shareholders, and representing
the respective pro rata number
of Acquiring Fund Shares due
such shareholders. All issued
and outstanding Acquired
Fund Shares will
simultaneously be canceled on
the books of the Acquired
Fund. The Acquiring Fund
shall not issue certificates
representing Acquiring Fund
Shares in connection with
such transfer. After the
Closing Date, the Acquired
Fund shall not conduct any
business except in connection
with its dissolution and
termination.
1.5 OWNERSHIP OF
SHARES. Ownership of
Acquiring Fund Shares will be
shown on the books of the
Acquiring Fund's transfer
agent. Acquiring Fund Shares
will be issued simultaneously
to the Acquired Fund, in an
amount equal in value to the
aggregate net asset value of
the Acquired Fund Shares, to
be distributed to Acquired
Fund Shareholders.
1.6 TRANSFER TAXES. Any
transfer taxes payable upon
the issuance of Acquiring
Fund Shares in a name other
than the registered holder of
the Acquired Fund Shares on
the books of the Acquired
Fund as of that time shall, as a
condition of such issuance and
transfer, be paid by the person
to whom such Acquiring Fund
Shares are to be issued and
transferred.
1.7 REPORTING
RESPONSIBILITY. Any
reporting responsibility of the
Acquired Fund is and shall
remain the responsibility of
the Acquired Fund.
1.8 TERMINATION. The
Acquired Fund shall be
dissolved and terminated
promptly following the
Closing Date and the making
of all distributions pursuant to
paragraph 1.4.
1.9 BOOKS AND RECORDS.
All books and records of the
Acquired Fund, including all
books and records required to
be maintained under the
Investment Company Act of
1940, as amended (the ?1940
Act?), and the rules and
regulations thereunder, shall
be available to the Acquiring
Fund from and after the
Closing Date and shall be
turned over to the Acquiring
Fund as soon as practicable
following the Closing Date.
ARTICLE II
VALUATION
2.1 VALUATION OF
ASSETS. The value of the
Acquired Fund's assets to be
acquired by the Acquiring
Fund hereunder shall be the
value of such assets at the
closing on the Closing Date,
after the declaration and
payment of any dividends
and/or other distributions on
that date, using the valuation
procedures set forth in the
Acquiring Fund's Declaration
of Trust and the Acquiring
Fund's then current prospectus
and statement of additional
information or such other
valuation procedures as shall
be mutually agreed upon by
the parties (and approved by
the respective Boards of
Directors/Trustees (?Board?)
of the Acquiring Fund and
Acquired Fund).
2.2 VALUATION OF
SHARES. The net asset value
per share of each class of
Acquiring Fund Shares shall
be the net asset value per share
of such class of Acquiring
Fund Shares computed at the
closing on the Closing Date,
using the valuation procedures
set forth in the Acquiring
Fund's Declaration of Trust
and the Acquiring Fund's then
current prospectus and
statement of additional
information, or such other
valuation procedures as shall
be mutually agreed upon by
the parties (and approved by
their respective Boards).
2.3 SHARES TO BE
ISSUED. The number of
shares of each class of
Acquiring Fund Shares to be
issued (including fractional
shares, if any) in exchange for
the Acquired Fund's assets to
be acquired by the Acquiring
Fund pursuant to this
Agreement shall be
determined in accordance with
paragraph 1.1.
2.4 DETERMINATION OF
VALUE. All computations of
value shall be made by State
Street Bank and Trust
Company, on behalf of the
Acquiring Fund and the
Acquired Fund.
ARTICLE III
CLOSING AND CLOSING
DATE
3.1 CLOSING DATE. The
closing shall occur on or about
June 2, 2014, or such other
date(s) as the parties may
agree to in writing (the
?Closing Date?). All acts
taking place at the closing
shall be deemed to take place
at 4:00 p.m. Eastern Time on
the Closing Date unless
otherwise provided herein.
The closing shall be held at
the offices of Federated
Services Company, 1001
Liberty Avenue, Pittsburgh,
Pennsylvania 15222-3779, or
at such other time and/or place
as the parties may agree.
3.2 CUSTODIAN'S
CERTIFICATE. State Street
Bank and Trust Company, as
custodian for the Acquired
Fund (the ?Custodian?), shall
deliver at the Closing a
certificate of an authorized
officer stating that: (a) the
Acquired Fund's portfolio
securities, cash, and any other
assets have been delivered in
proper form to the Acquiring
Fund on the Closing Date; and
(b) all necessary taxes
including all applicable federal
and state stock transfer
stamps, if any, shall have been
paid, or provision for payment
shall have been made, in
conjunction with the delivery
of portfolio securities by the
Acquired Fund.
3.3 EFFECT OF
SUSPENSION IN TRADING.
In the event that on the
scheduled Closing Date,
either: (a) the NYSE or
another primary exchange on
which the portfolio securities
of the Acquiring Fund or the
Acquired Fund are purchased
or sold, shall be closed to
trading or trading on such
exchange shall be restricted;
or (b) trading or the reporting
of trading on the NYSE or
elsewhere shall be disrupted
so that accurate appraisal of
the value of the net assets of
the Acquiring Fund or the
Acquired Fund is
impracticable, the Closing
Date shall be postponed until
the first Friday that is a
business day after the day
when trading is fully resumed
and reporting is restored.
3.4 TRANSFER AGENT'S
CERTIFICATE. State Street
Bank and Trust Company, as
transfer agent for the Acquired
Fund as of the Closing Date,
shall deliver at the Closing a
certificate of an authorized
officer stating that its records
contain the names and
addresses of Acquired Fund
Shareholders, and the number
and percentage ownership of
outstanding shares owned by
each such shareholder
immediately prior to the
Closing. The Acquiring Fund
shall issue and deliver, or
cause, State Street Bank and
Trust Company, its transfer
agent, to issue and deliver, a
confirmation evidencing
Acquiring Fund Shares to be
credited on the Closing Date
to the Secretary of the
Acquired Fund or provide
evidence satisfactory to the
Acquired Fund that the
Acquiring Fund Shares have
been credited to the Acquired
Fund's account on the books of
the Acquiring Fund. At the
Closing, each party shall
deliver to the other such bills
of sale, assignments, checks,
certificates, opinions, receipts
and other instruments or
documents, if any, as such
other party or its counsel may
reasonably request.
ARTICLE IV
REPRESENTATIONS AND
WARRANTIES
4.1 REPRESENTATIONS OF
THE ACQUIRED FUND. The
Acquired Fund, represents and
warrants to the Acquiring
Fund, as follows:
a)? 	The Acquired Fund is
a corporation duly organized,
validly existing, and in good
standing under the laws of the
State of Maryland.
b)? 	The Acquired Fund is
registered as an open-end
management investment
company under the 1940 Act,
the Acquired Fund's
registration with the Securities
and Exchange Commission
(the ?Commission?) as an
investment company under the
1940 Act is in full force and
effect, and the Acquired
Fund's shares are registered
under the Securities Act of
1933, as amended (?1993
Act?), and such registration
has not been revoked or
rescinded and is in full force
and effect.
c)? 	The current prospectus
and statement of additional
information of the Acquired
Fund conform in all material
respects to the applicable
requirements of the 1933 Act
and the 1940 Act, and the
rules and regulations
thereunder, and do not include
any untrue statement of a
material fact or omit to state
any material fact required to
be stated or necessary to make
the statements therein, in light
of the circumstances under
which they were made, not
misleading.
d)? 	The Acquired Fund is
not in violation of, and the
execution, delivery, and
performance of this
Agreement (subject to
shareholder approval) will not
result in the violation of, any
provision of the Acquired
Fund's Articles of
Incorporation or By-Laws or
of any material agreement,
indenture, instrument,
contract, lease, or other
undertaking to which the
Acquired Fund is a party or by
which the Acquired Fund is
bound.
e)? 	The Acquired Fund
has no material contracts or
other commitments (other than
this Agreement) that will be
terminated with liability to it
before the Closing Date,
except for liabilities, if any, to
be discharged as provided in
paragraph 1.3 hereof. All
contracts of the Acquired
Fund will be terminated with
respect to the Acquired Fund
as of the Closing Date
(including any such contracts
with affiliated persons of the
Acquired Fund).
f)? 	Except as otherwise
disclosed in writing to and
accepted by the Acquiring
Fund, no litigation,
administrative proceeding, or
investigation of or before any
court or governmental body is
presently pending or to its
knowledge threatened against
the Acquired Fund or any of
its properties or assets. Any
such litigation, if adversely
determined, would not
materially and adversely affect
the Acquired Fund's financial
condition, the conduct of its
business, or the ability of the
Acquired Fund to carry out the
transactions contemplated by
this Agreement. The Acquired
Fund knows of no facts that
might form the basis for the
institution of such proceedings
and is not a party to or subject
to the provisions of any order,
decree, or judgment of any
court or governmental body
that materially and adversely
affects its business or its
ability to consummate the
transactions contemplated
herein.
g)? 	The audited financial
statements of the Acquired
Fund as of February 28, and
for the fiscal year then ended
have been prepared in
accordance with generally
accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquiring Fund) fairly reflect
the financial condition of the
Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
statements.
h)? 	Since the date of the
financial statements referred to
in sub-paragraph (g) above,
there have been no material
adverse changes in the
Acquired Fund's financial
condition, assets, liabilities or
business (other than changes
occurring in the ordinary
course of business), or any
incurrence by the Acquired
Fund of indebtedness maturing
more than one year from the
date such indebtedness was
incurred, except as otherwise
disclosed to and accepted by
the Acquiring Fund. For the
purposes of this sub-paragraph
(h) a decline in the net asset
value of the Acquired Fund
shall not constitute a material
adverse change.
i)? 	As of the date hereof,
except as previously disclosed
to the Acquiring Fund in
writing, and except as have
been corrected as required by
applicable law, and to the best
of the Acquired Fund's
knowledge, there have been no
material miscalculations of the
net asset value of the Acquired
Fund or the net asset value per
share of any class or series of
shares during the twelve-
month period preceding the
date hereof and preceding the
Closing Date, and all such
calculations have been made
in accordance with the
applicable provisions of the
1940 Act.
j)? 	The minute books and
other similar records of the
Acquired Fund as made
available to the Acquiring
Fund prior to the execution of
this Agreement contain a true
and complete record of all
action taken at all meetings
and by all written consents in
lieu of meetings of the
shareholders of the Acquired
Fund and of the Acquired
Fund, the Acquired Fund's
Board and committees of the
Acquired Fund's Board. The
stock transfer ledgers and
other similar records of the
Acquired Fund as made
available to the Acquiring
Fund prior to the execution of
this Agreement, and as
existing on the Closing Date,
accurately reflect all record
transfers prior to the execution
of this Agreement, or the
Closing Date, as applicable, in
the Acquired Fund Shares.
k)? 	The Acquired Fund
has maintained, or caused to
be maintained on its behalf, all
books and records required of
a registered investment
company in compliance with
the requirements of Section 31
of the 1940 Act and rules
thereunder.
l)? 	All federal and other
tax returns and reports of the
Acquired Fund required by
law to be filed have been filed,
and all federal and other taxes
shown due on such returns and
reports have been paid, or
provision shall have been
made for the payment thereof.
To the best of the Acquired
Fund's knowledge, no such
return is currently under audit,
and no assessment has been
asserted with respect to such
returns.
m)? 	All issued and
outstanding Acquired Fund
Shares are duly and validly
issued and outstanding, fully
paid and non-assessable by the
Acquired Fund. All of the
issued and outstanding
Acquired Fund Shares will, at
the time of the Closing Date,
be held by the persons and in
the amounts set forth in the
records of the Acquired Fund's
transfer agent as provided in
paragraph 3.4. The Acquired
Fund has no outstanding
options, warrants, or other
rights to subscribe for or
purchase any of the Acquired
Fund Shares, and has no
outstanding securities
convertible into any of the
Acquired Fund Shares.
n)? 	At the Closing Date,
the Acquired Fund will have
good and marketable title to
the Acquired Fund's assets to
be transferred to the Acquiring
Fund pursuant to paragraph
1.2, and full right, power, and
authority to sell, assign,
transfer, and deliver such
assets hereunder, free of any
lien or other encumbrance,
except those liens or
encumbrances to which the
Acquiring Fund has received
notice, and, upon delivery and
payment for such assets, and
the filing of any articles,
certificates or other documents
under the laws of the State of
Maryland, the Acquiring Fund
will acquire good and
marketable title, subject to no
restrictions on the full transfer
of such assets, other than such
restrictions as might arise
under the 1933 Act, and other
than as disclosed to and
accepted by the Acquiring
Fund.
o)? 	The execution,
delivery and performance of
this Agreement have been
duly authorized by all
necessary action on the part of
the Acquired Fund. Subject to
approval by the Acquired
Fund Shareholders, this
Agreement constitutes a valid
and binding obligation of the
Acquired Fund, enforceable in
accordance with its terms,
subject as to enforcement, to
bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
affecting creditors' rights and
to general equity principles.
p)? 	The information to be
furnished by the Acquired
Fund for use in no-action
letters, applications for orders,
registration statements, proxy
materials, and other
documents that may be
necessary in connection with
the transactions contemplated
herein shall be accurate and
complete in all material
respects and shall comply in
all material respects with
federal securities and other
laws and regulations.
q)? 	From the effective
date of the Registration
Statement (as defined in
paragraph 5.7), through the
time of the meeting of the
Acquired Fund Shareholders
and on the Closing Date, any
written information furnished
by the Acquired Fund for use
in the Proxy Materials (as
defined in paragraph 5.7), or
any other materials provided
in connection with the
Reorganization, does not and
will not contain any untrue
statement of a material fact or
omit to state a material fact
required to be stated or
necessary to make the
statements, in light of the
circumstances under which
such statements were made,
not misleading.
r)? 	The Acquired Fund
has qualified and elected to be
treated as a ?regulated
investment company? under
the Code (a ?RIC?), as of and
since its first taxable year; and
qualifies and will continue to
qualify as a RIC under the
Code for its taxable year
ending upon the Closing Date.
s)? 	No governmental
consents, approvals,
authorizations or filings are
required under the 1933 Act,
the Securities Exchange Act of
1934, as amended (the ?1934
Act?), the 1940 Act or State of
Maryland law for the
execution of this Agreement
by the Acquired Fund, or the
performance of the Agreement
by the Acquired Fund, except,
in each case, for: (i) the
effectiveness of the
Registration Statement, and
the filing of any articles,
certificates or other documents
that may be required under
State of Maryland law; (ii)
such other consents,
approvals, authorizations and
filings as have been made or
received; and (iii) such
consents, approvals,
authorizations and filings as
may be required subsequent to
the Closing Date, it being
understood, however, that this
Agreement and the
transactions contemplated
herein must be approved by
the shareholders of the
Acquired Fund as described in
paragraph 5.2.
t)? 	The Acquired Fund
has compliance and is in
compliance in all material
respects with the investment
policies and restrictions set
forth in its registration
statement currently in effect.
The value of the net assets of
the Acquired Fund has been
determined and is being
determined using portfolio
valuation methods that comply
in all material respects with
the methods described in its
registration statement and the
requirements of the 1940 Act.
There are no legal or
governmental actions,
investigations, inquiries, or
proceedings pending or, to the
knowledge of the Acquired
Fund, threatened against the
Acquired Fund, that would
question the right, power or
capacity of: (a) the Acquired
Fund to conduct its business as
conducted now or at any time
in the past; or (b) the Acquired
Fund's ability to enter into this
Agreement on behalf of the
Acquired Fund or the
Acquired Fund's ability to
consummate the transactions
contemplated by this
Agreement.
4.2 REPRESENTATIONS OF
THE ACQUIRING FUND.
The Acquiring Fund,
represents and warrants to the
Acquired Fund, as follows:
a)? 	The Acquiring Fund is
a statutory trust duly
organized, validly existing,
and in good standing under the
laws of the Commonwealth of
Massachusetts.
b)? 	The Acquiring Fund is
registered as an open-end
management investment
company under the 1940 Act,
the Acquiring Fund's
registration with the
Commission as an investment
company under the 1940 Act
is in full force and effect, and
the Acquiring Fund's shares
are registered under the 1933
Act and such registration has
not been revoked or rescinded
and is in full force and effect.
c)? 	The current prospectus
and statement of additional
information of the Acquiring
Fund conform in all material
respects to the applicable
requirements of the 1933 Act
and the 1940 Act and the rules
and regulations thereunder,
and do not include any untrue
statement of a material fact or
omit to state any material fact
required to be stated or
necessary to make such
statements therein, in light of
the circumstances under which
they were made, not
misleading.
d)? 	The Acquiring Fund is
not in violation of, and the
execution, delivery and
performance of this
Agreement will not, result in a
violation of, the Acquiring
Fund's Declaration of Trust or
By-Laws or of any material
agreement, indenture,
instrument, contract, lease, or
other undertaking to which the
Acquiring Fund is a party or
by which it is bound.
e)? 	Except as otherwise
disclosed in writing to the
Acquired Fund, no litigation,
administrative proceeding or
investigation of or before any
court or governmental body is
presently pending or to its
knowledge threatened against
the Acquiring Fund or any of
its properties or assets. Any
such litigation, if adversely
determined, would not
materially and adversely affect
its financial condition, the
conduct of its business or the
ability of the Acquiring Fund
to carry out the transactions
contemplated by this
Agreement. The Acquiring
Fund knows of no facts that
might form the basis for the
institution of such proceedings
and it is not a party to or
subject to the provisions of
any order, decree, or judgment
of any court or governmental
body that materially and
adversely affects its business
or its ability to consummate
the transaction contemplated
herein.
f)? 	The audited financial
statements of the Acquiring
Fund as of February 28, and
for the fiscal year then ended
have been prepared in
accordance with generally
accepted accounting
principles, and such
statements (copies of which
have been furnished to the
Acquired Fund) fairly reflect
the financial condition of the
Acquiring Fund as of such
date, and there are no known
contingent liabilities of the
Acquiring Fund as of such
date that are not disclosed in
such statements.
g)? 	Since the date of the
financial statements referred to
in sub-paragraph (f) above,
there have been no material
adverse changes in the
Acquiring Fund's financial
condition, assets, liabilities or
business (other than changes
occurring in the ordinary
course of business), or any
incurrence by the Acquiring
Fund of indebtedness maturing
more than one year from the
date such indebtedness was
incurred, except as otherwise
disclosed to and accepted by
the Acquired Fund. For the
purposes of this sub-paragraph
(g), a decline in the net asset
value of the Acquiring Fund
shall not constitute a material
adverse change.
h)? 	All federal and other
tax returns and reports of the
Acquiring Fund required by
law to be filed have been filed,
and all federal and other taxes
shown due on such returns and
reports have been paid, or
provision shall have been
made for the payment thereof.
To the best of the Acquiring
Fund's knowledge, no such
return is currently under audit,
and no assessment has been
asserted with respect to such
returns.
i)? 	All issued and
outstanding Acquiring Fund
Shares are duly and validly
issued and outstanding, fully
paid and non-assessable by the
Acquiring Fund. The
Acquiring Fund has no
outstanding options, warrants,
or other rights to subscribe for
or purchase any Acquiring
Fund Shares, and there are no
outstanding securities
convertible into any Acquiring
Fund Shares.
j)? 	The execution,
delivery and performance of
this Agreement have been
duly authorized by all
necessary action on the part of
the Acquiring Fund. This
Agreement constitutes a valid
and binding obligation of the
Acquiring Fund, enforceable
in accordance with its terms,
subject as to enforcement, to
bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
affecting creditors' rights and
to general equity principles.
k)? 	Acquiring Fund
Shares to be issued and
delivered to the Acquired
Fund for the account of the
Acquired Fund Shareholders
pursuant to the terms of this
Agreement will, at the Closing
Date, have been duly
authorized. When so issued
and delivered, such shares will
be duly and validly issued
Acquiring Fund Shares, and
will be fully paid and non-
assessable.
l)? 	The information to be
furnished by the Acquiring
Fund for use in no-action
letters, registration statements,
proxy materials, and other
documents that may be
necessary in connection with
the transactions contemplated
herein shall be accurate and
complete in all material
respects and shall comply in
all material respects with
federal securities and other
laws and regulations.
m)? 	From the effective
date of the Registration
Statement (as defined in
paragraph 5.7), through the
time of the meeting of the
Acquired Fund Shareholders
and on the Closing Date, any
written information furnished
by the Acquiring Fund for use
in the Proxy Materials (as
defined in paragraph 5.7), or
any other materials provided
in connection with the
Reorganization, does not and
will not contain any untrue
statement of a material fact or
omit to state a material fact
required to be stated or
necessary to make the
statements, in light of the
circumstances under which
such statements were made,
not misleading.
n)? 	The Acquiring Fund
has qualified and elected to be
treated as a RIC under the
Code as of and since its first
taxable year; and qualifies and
shall continue to qualify as a
RIC under the Code for its
current taxable year.
o)? 	No governmental
consents, approvals,
authorizations or filings are
required under the 1933 Act,
the 1934 Act, the 1940 Act or
Commonwealth of
Massachusetts law for the
execution of this Agreement
by the Acquiring Fund, for
itself and on behalf of the
Acquiring Fund, or the
performance of the Agreement
by the Acquiring Fund, for
itself and on behalf of the
Acquiring Fund, except, in
each case, for: (i) the
effectiveness of the
Registration Statement, and
the filing of any articles,
certificates or other documents
that may be required under
State of Maryland law; (ii)
such other consents,
approvals, authorizations and
filings as have been made or
received; and (iii) such
consents, approvals,
authorizations and filings as
may be required subsequent to
the Closing Date.
p)? 	The Acquiring Fund
agrees to use all reasonable
efforts to obtain the approvals
and authorizations required by
the 1933 Act, the 1940 Act,
and any state Blue Sky or
securities laws as it may deem
appropriate in order to
continue its operations after
the Closing Date.
ARTICLE V
COVENANTS OF THE
ACQUIRING FUND AND
THE ACQUIRED FUND
5.1 OPERATION IN
ORDINARY COURSE. The
Acquiring Fund and the
Acquired Fund will each
operate its respective business
in the ordinary course between
the date of this Agreement and
the Closing Date, it being
understood that such ordinary
course of business will include
customary dividends and
shareholder purchases and
redemptions.
5.2 APPROVAL OF
SHAREHOLDERS. The
Acquired Fund will call a
special meeting of the
Acquired Fund Shareholders
to consider and act upon this
Agreement and to take all
other appropriate action
necessary to obtain approval
of the transactions
contemplated herein.
5.3 INVESTMENT
REPRESENTATION. The
Acquired Fund covenants that
the Acquiring Fund Shares to
be issued pursuant to this
Agreement are not being
acquired for the purpose of
making any distribution, other
than in connection with the
Reorganization and in
accordance with the terms of
this Agreement.
5.4 ADDITIONAL
INFORMATION. The
Acquired Fund will assist the
Acquiring Fund in obtaining
such information as the
Acquiring Fund reasonably
requests concerning the
beneficial ownership of the
Acquired Fund's shares.
5.5 FURTHER ACTION.
Subject to the provisions of
this Agreement, the Acquiring
Fund and the Acquired Fund
will each take or cause to be
taken, all action, and do or
cause to be done, all things
reasonably necessary, proper
or advisable to consummate
and make effective the
transactions contemplated by
this Agreement, including any
actions required to be taken
after the Closing Date.
5.6 STATEMENT OF
EARNINGS AND PROFITS.
As promptly as practicable,
but in any case within 60 days
after the Closing Date, the
Acquired Fund shall furnish
the Acquiring Fund, in such
form as is reasonably
satisfactory to the Acquiring
Fund, a statement of the
earnings and profits of the
Acquired Fund for federal
income tax purposes that will
be carried over by the
Acquiring Fund as a result of
Section 381 of the Code, and
which will be certified by the
Acquired Fund's Treasurer.
5.7 PREPARATION OF
REGISTRATION
STATEMENT AND
SCHEDULE 14A PROXY
STATEMENT. The Acquiring
Fund will prepare and file with
the Commission a registration
statement on Form N-14
relating to the Acquiring Fund
Shares to be issued to
shareholders of the Acquired
Fund (the ?Registration
Statement?). The Registration
Statement on Form N-14 shall
include a proxy statement and
a prospectus of the Acquiring
Fund relating to the
transaction contemplated by
this Agreement. The
Registration Statement shall
be in compliance with the
1933 Act, the 1934 Act and
the 1940 Act, as applicable.
Each party will provide the
other party with the materials
and information necessary to
prepare the registration
statement on Form N-14 (the
?Proxy Materials), for
inclusion therein, in
connection with the meeting
of the Acquired Fund's
Shareholders to consider the
approval of this Agreement
and the transactions
contemplated herein.
5.8 PRE-CLOSING
DIVIDEND. On or before the
Closing Date, the Acquired
Fund shall have declared and
paid to its shareholders of
record a dividend or dividends
which, together with all
previous such dividends, shall
have the effect of distributing
all of the Acquired Fund's
investment company taxable
income (computed without
regard to any deduction for
dividends paid), if any, plus
the excess, if any, of its
interest income excludible
from gross income under
Section 103(a) of the Code
over its deductions disallowed
under Sections 265 and
171(a)(2) of the Code for all
taxable periods or years
ending on or before the
Closing Date, and all of its net
capital gains realized (after
reduction for any capital loss
carry forward), if any, in all
taxable periods or years
ending on or before the
Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRED FUND
The obligations of the
Acquired Fund to consummate
the transactions provided for
herein shall be subject, at its
election, to the performance
by the Acquiring Fund of all
the obligations to be
performed by the Acquiring
Fund pursuant to this
Agreement on or before the
Closing Date, and, in addition,
subject to the following
conditions:
All representations, covenants,
and warranties of the
Acquiring Fund contained in
this Agreement shall be true
and correct in all material
respects as of the date hereof
and as of the Closing Date,
with the same force and effect
as if made on and as of the
Closing Date. The Acquiring
Fund shall have delivered to
the Acquired Fund a
certificate executed in the
Acquiring Fund's name by the
Acquiring Fund's President or
Vice President and its
Treasurer or Assistant
Treasurer, in form and
substance satisfactory to the
Acquired Fund and dated as of
the Closing Date, to such
effect and as to such other
matters as the Acquired Fund
shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT
TO OBLIGATIONS OF THE
ACQUIRING FUND
The obligations of the
Acquiring Fund to
consummate the transactions
provided for herein shall be
subject, at its election, to the
performance by the Acquired
Fund of all the obligations to
be performed by the Acquired
Fund pursuant to this
Agreement, on or before the
Closing Date and, in addition,
shall be subject to the
following conditions:
All representations, covenants,
and warranties of the Acquired
Fund contained in this
Agreement shall be true and
correct in all material respects
as of the date hereof and as of
the Closing Date, with the
same force and effect as if
made on and as of such
Closing Date. The Acquired
Fund shall have delivered to
the Acquiring Fund on such
Closing Date a certificate
executed in the Acquired
Fund's name by the Acquiring
Fund's President or Vice
President and the Treasurer or
Assistant Treasurer, in form
and substance satisfactory to
the Acquiring Fund and dated
as of such Closing Date, to
such effect and as to such
other matters as the Acquiring
Fund shall reasonably request.
The Acquired Fund shall have
delivered to the Acquiring
Fund a statement of the
Acquired Fund's assets and
liabilities, together with a list
of the Acquired Fund's
portfolio securities showing
the tax costs of such securities
by lot and the holding periods
of such securities, as of the
Closing Date, certified by the
Treasurer of the Acquired
Fund.
ARTICLE VIII
FURTHER CONDITIONS
PRECEDENT TO
OBLIGATIONS OF THE
ACQUIRING FUND AND
ACQUIRED FUND
If any of the conditions set
forth below do not exist on or
before the Closing Date with
respect to the Acquired Fund
or the Acquiring Fund, the
other party to this Agreement
shall, at its option, not be
required to consummate the
transactions contemplated by
this Agreement:
8.1 This Agreement and the
transactions contemplated
herein, with respect to the
Acquired Fund, shall have
been approved by the requisite
vote of the holders of the
outstanding shares of the
Acquired Fund in accordance
with applicable law and the
provisions of the Acquired
Fund's Articles of
Incorporation and By-Laws.
Certified copies of the
resolutions evidencing such
approval shall have been
delivered to the Acquiring
Fund. Notwithstanding
anything herein to the
contrary, neither the Acquiring
Fund nor the Acquired Fund
may waive the conditions set
forth in this paragraph 8.1.
8.2 On the Closing Date, the
Commission shall not have
issued an unfavorable report
under Section 25(b) of the
1940 Act, or instituted any
proceeding seeking to enjoin
the consummation of the
transactions contemplated by
this Agreement under Section
25(c) of the 1940 Act.
Furthermore, no action, suit or
other proceeding shall be
threatened or pending before
any court or governmental
agency in which it is sought to
restrain or prohibit, or obtain
damages or other relief in
connection with this
Agreement or the transactions
contemplated herein.
8.3 All required consents of
other parties and all other
consents, orders, and permits
of federal, state and local
regulatory authorities
(including those of the
Commission and of State
securities authorities,
including any necessary ?no-
action? positions and
exemptive orders from such
federal and state authorities) to
permit consummation of the
transactions contemplated
herein shall have been
obtained, except where failure
to obtain any such consent,
order, or permit would not
involve a risk of a material
adverse effect on the assets or
properties of the Acquiring
Fund or the Acquired Fund,
provided that either party
hereto may waive any such
conditions for itself.
8.4 The Registration
Statement shall have become
effective under the 1933 Act,
and no stop orders suspending
the effectiveness thereof shall
have been issued.
8.5 The parties shall have
received an opinion of Reed
Smith LLP substantially to the
effect that for federal income
tax purposes:
The transfer of all or
substantially all of the
Acquired Fund's assets to the
Acquiring Fund solely in
exchange for Acquiring Fund
Shares (followed by the
distribution of Acquiring Fund
Shares to the Acquired Fund
Shareholders in dissolution
and liquidation of the
Acquired Fund) will constitute
a ?reorganization? within the
meaning of Section 368(a) of
the Code, and the Acquiring
Fund and the Acquired Fund
will each be a ?party to a
reorganization? within the
meaning of Section 368(b) of
the Code.
No gain or loss will be
recognized by the Acquiring
Fund upon the receipt of the
assets of the Acquired Fund
solely in exchange for
Acquiring Fund Shares.
No gain or loss will be
recognized by the Acquired
Fund upon the transfer of the
Acquired Fund's assets to the
Acquiring Fund solely in
exchange for Acquiring Fund
Shares or upon the distribution
(whether actual or
constructive) of Acquiring
Fund Shares to Acquired Fund
Shareholders in exchange for
their Acquired Fund Shares.
No gain or loss will be
recognized by any Acquired
Fund Shareholder upon the
exchange of its Acquired Fund
Shares for Acquiring Fund
Shares.
The aggregate tax basis of the
Acquiring Fund Shares
received by each Acquired
Fund Shareholder pursuant to
the Reorganization will be the
same as the aggregate tax
basis of the Acquired Fund
Shares held by such Acquired
Fund Shareholder immediately
prior to the Reorganization.
The holding period of
Acquiring Fund Shares
received by each Acquired
Fund Shareholder will include
the period during which the
Acquired Fund Shares
exchanged therefor were held
by such shareholder, provided
the Acquired Fund Shares are
held as capital assets at the
time of the Reorganization.
The tax basis of the Acquired
Fund's assets acquired by the
Acquiring Fund will be the
same as the tax basis of such
assets to the Acquired Fund
immediately prior to the
Reorganization. The holding
period of the assets of the
Acquired Fund in the hands of
the Acquiring Fund will
include the period during
which those assets were held
by the Acquired Fund.
Such opinion shall be based on
customary assumptions and
such representations as Reed
Smith LLP may reasonably
request, and the Acquired
Fund and Acquiring Fund will
cooperate to make and certify
the accuracy of such
representations. The foregoing
opinion may state that no
opinion is expressed as to the
effect of the Reorganization
on the Acquiring Fund, the
Acquired Fund or any
Acquired Fund Shareholder
with respect to any asset as to
which unrealized gain or loss
is required to be recognized
for federal income tax
purposes at the end of a
taxable year (or on the
termination or transfer thereof)
under a mark-to-market
system of accounting.
Notwithstanding anything
herein to the contrary, neither
the Acquiring Fund nor the
Acquired Fund may waive the
conditions set forth in this
paragraph 8.5.
ARTICLE IX
EXPENSES
The Acquired Fund and the
Acquiring Fund will not bear
any expenses associated with
their participation in the
Reorganization, except as
contemplated in this Article
IX. The Acquired Fund will
pay the following direct proxy
expenses relating to its
participation in the
Reorganization: (a) cost of
processing, printing and
mailing the Proxy Materials;
and (b) the cost of soliciting
and tabulating the vote of its
shareholders in connection
with the special meeting of
shareholders. In addition, to
the extent that any transition
of portfolio securities is
required in connection with
the Reorganization, the
Acquiring Fund may incur
transaction expenses
associated with the sale and
purchase of portfolio
securities. Federated
Investment Management
Company or its affiliates will
pay all remaining direct and
indirect expenses associated
with the Acquired Fund's and
Acquiring Fund's participation
in the Reorganization. Such
other expenses include,
without limitation: (a)
expenses associated with the
preparation and filing of the
Proxy Materials; (b)
accounting fees; (c) legal fees;
and (d) other related
administrative or operational
costs.
ARTICLE X
ENTIRE AGREEMENT;
SURVIVAL OF
WARRANTIES
10.1 The Acquiring Fund and
the Acquired Fund, agree that
neither party has made to the
other party any representation,
warranty and/or covenant not
set forth herein, and that this
Agreement constitutes the
entire agreement between the
parties.
10.2 Except as specified in the
next sentence set forth in this
paragraph 10.2, the
representations, warranties,
and covenants contained in
this Agreement or in any
document delivered pursuant
to or in connection with this
Agreement, shall not survive
the consummation of the
transactions contemplated
hereunder. The covenants to
be performed after the Closing
Date shall continue in effect
beyond the consummation of
the transactions contemplated
hereunder.
ARTICLE XI
TERMINATION
This Agreement may be
terminated by the Acquiring
Fund or Acquired Fund on or
before the Closing Date. In the
event of any such termination,
in the absence of willful
default, there shall be no
liability for damages on the
part of any of the Acquiring
Fund, or the Acquired Fund or
their respective
Directors/Trustees or officers.
This Agreement may be
terminated by the mutual
agreement of the Acquiring
Fund and the Acquired Fund.
In addition, either the
Acquiring Fund or the
Acquired Fund may at its
option terminate this
Agreement at or before the
Closing Date due to:
? 	a breach by the other
of any representation,
warranty, or agreement
contained herein to be
performed at or before the
Closing Date, if not cured
within 30 days;
? 	a condition herein
expressed to be precedent to
the obligations of the
terminating party that has not
been met and it reasonably
appears that it will not or
cannot be met; or
? 	a determination by a
party's Board, as appropriate,
that the consummation of the
transactions contemplated
herein is not in the best
interest of the Acquired Fund
or the Acquiring Fund,
respectively, and notice given
to the other party hereto.
In the event of any such
termination, in the absence of
willful default, there shall be
no liability for damages on the
part of any of the Acquiring
Fund, the Acquiring Fund, the
Acquired Fund, or their
respective Directors/Trustees
or their respective officers.
ARTICLE XII
AMENDMENTS
This Agreement may be
amended, modified, or
supplemented in such manner
as may be mutually agreed
upon in writing by the officers
of the Acquired Fund and the
Acquiring Fund, and as
specifically authorized by their
respective Boards; provided,
however, that following the
meeting of the Acquired Fund
Shareholders called by the
Acquired Fund pursuant to
paragraph 5.2 of this
Agreement, no such
amendment may have the
effect of changing the
provisions for determining the
number of Acquiring Fund
Shares to be issued to the
Acquired Fund Shareholders
under this Agreement to the
detriment of such shareholders
without their further approval.
ARTICLE XIII
HEADINGS;
COUNTERPARTS;
GOVERNING LAW;
ASSIGNMENT;
LIMITATION OF
LIABILITY
The Article and paragraph
headings contained in this
Agreement are for reference
purposes only and shall not
affect in any way the meaning
or interpretation of this
Agreement.
This Agreement may be
executed in any number of
counterparts, each of which
shall be deemed an original.
This Agreement shall be
governed by and construed in
accordance with the laws of
the Commonwealth of
Pennsylvania.
This Agreement shall bind and
inure to the benefit of the
parties hereto and their
respective successors and
assigns, but, except as
provided in this paragraph, no
assignment or transfer hereof
or of any rights or obligations
hereunder shall be made by
any party without the written
consent of the other party.
Nothing herein expressed or
implied is intended or shall be
construed to confer upon or
give any person, firm, or
corporation, trust, or entities
other than the parties hereto
and their respective successors
and assigns, any rights or
remedies under or by reason of
this Agreement.
It is expressly agreed that the
obligations of the Funds
hereunder shall not be binding
upon any of the
Directors/Trustees,
shareholders, nominees,
officers, agents, or employees
of the Acquiring Fund or
Acquired Fund personally, but
shall bind only the property of
the Funds, as provided in the
Declaration of Trust/Articles
of Incorporation of the
Acquiring Fund and Acquired
Fund, as applicable. The
execution and delivery of this
Agreement have been
authorized by the
Directors/Trustees of the
Acquiring Fund and Acquired
Fund, as applicable, on behalf
of the Funds and signed by
authorized officers of the
Acquiring Fund and Acquired
Fund, acting as such. Neither
the authorization by such
Directors/Trustees nor the
execution and delivery by
such officers shall be deemed
to have been made by any of
them individually or to impose
any liability on any of them
personally, but shall bind only
the property of the Funds as
provided in the Declaration of
Trust/Articles of Incorporation
of the Acquiring Fund and
Acquired Fund, as applicable.
It is expressly agreed that the
obligations of the Acquiring
Fund hereunder shall not be
binding upon any of the
Trustees, shareholders,
nominees, officers, agents, or
employees of the Acquiring
Fund personally, but shall bind
only the property of the
Acquiring Fund, as provided
in the Declaration of Trust of
the Acquiring Fund. The
execution and delivery of this
Agreement have been
authorized by the Trustees of
the Acquiring Fund on behalf
of the Acquiring Fund and
signed by authorized officers
of the Acquiring Fund, acting
as such. Neither the
authorization by such Trustees
nor the execution and delivery
by such officers shall be
deemed to have been made by
any of them individually or to
impose any liability on any of
them personally, but shall bind
only the property of the
Acquiring Fund as provided in
the Declaration of Trust of the
Acquiring Fund.
IN WITNESS WHEREOF,
the parties have duly executed
this Agreement, all as of the
date first written above.
FEDERATED TOTAL
RETURN GOVERNMENT
BOND FUND

		By:

	Name: John W.
McGonigle

		Title:
Secretary
FEDERATED
INTERMEDIATE
GOVERNMENT FUND,
INC.

		By:

		Name: John
W. McGonigle

		Title:
Secretary